CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : NOVEMBER 2002

Beginning of the Month Principal Receivables :                                                                   25,494,596,568.29
                                                                                                           ------------------------
Beginning of the Month Finance Charge Receivables :                                                                 902,280,084.16
                                                                                                           ------------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                           ------------------------
Beginning of the Month Total Receivables :                                                                       26,396,876,652.45
                                                                                                           ------------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                           ------------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                           ------------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                           ------------------------

Additional Principal Receivables :                                                                                2,639,193,533.50
                                                                                                           ------------------------
Additional Finance Charge Receivables :                                                                              38,509,678.54
                                                                                                           ------------------------
Additional Total Receivables :
                                                                                                           ------------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                           ------------------------

End of the Month Principal Receivables :                                                                         27,754,578,131.38
                                                                                                           ------------------------
End of the Month Finance Charge Receivables :                                                                       925,751,201.24
                                                                                                           ------------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                           ------------------------
End of the Month Total Receivables :                                                                             28,680,329,332.62
                                                                                                           ------------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                           ------------------------
Adjusted Invested Amount of all Master Trust Series                                                              23,760,382,688.82
                                                                                                           ------------------------

End of the Month Seller Percentage                                                                                          14.39%
                                                                                                           ------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : NOVEMBER 2002                                                                  ACCOUNTS               RECEIVABLES
                                                                                                --------               -----------

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                                 435,179.00            482,664,022.49
                                                                                   ----------------------  ------------------------
      60 - 89 Days Delinquent                                                                 294,595.00            345,063,594.60
                                                                                   ----------------------  ------------------------
      90 + Days Delinquent                                                                    635,275.00            780,759,055.21
                                                                                   ----------------------  ------------------------

      Total 30 + Days Delinquent                                                            1,365,049.00          1,608,486,672.30
                                                                                   ----------------------  ------------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                             5.61%
                                                                                                           ------------------------

Defaulted Accounts During the Month                                                           202,398.00            161,215,303.83
                                                                                   ----------------------  ------------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal
   Receivables                                                                                                               6.88%
                                                                                                           ------------------------


*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : NOVEMBER 2002                                                               COLLECTIONS               PERCENTAGES
                                                                                             -----------               -----------
Total Collections and Gross Payment Rate                                                4,710,376,273.65                    16.20%
                                                                                   ----------------------  ------------------------

Collections of Principal Receivables and Principal Payment Rate                         4,221,800,097.46                    15.01%
                                                                                   ----------------------  ------------------------

      Prior Month Billed Finance Charge and Fees                                          377,656,111.77
                                                                                   ----------------------
      Amortized AMF Income                                                                 28,421,049.83
                                                                                   ----------------------
      Interchange Collected                                                                50,643,935.02
                                                                                   ----------------------
      Recoveries of Charged Off Accounts                                                   36,191,996.06
                                                                                   ----------------------
      Collections of Discounted Receivables                                                         0.00
                                                                                   ----------------------

Collections of Finance Charge Receivables and Annualized Yield                            492,913,092.68                    21.02%
                                                                                   ----------------------  ------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : NOVEMBER 2002

Beginning Unamortized AMF Balance                                                                                   144,312,453.25
                                                                                                           ------------------------
+     AMF Slug for Added Accounts                                                           5,352,414.13
                                                                                   ----------------------
+     AMF Collections                                                                      24,084,133.34
                                                                                   ----------------------
-     Amortized AMF Income                                                                 28,421,049.83
                                                                                   ----------------------
Ending Unamortized AMF Balance                                                                                      145,327,950.89
                                                                                                           ------------------------






                                                                                                         /s/ Tom Feil
                                                                                                         --------------------------
                                                                                                         Tom Feil
                                                                                                         Director, Capital Markets




*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.


                                                                    Page 8 of 59